UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2018

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On May 15, 2018, Suburban Propane Partners, L.P. (the “Partnership”) held its regular Tri-Annual Meeting (the “Meeting”) of its limited partners (“Unitholders”).

At the Meeting, the Unitholders re-elected to the Board of Supervisors, for a three-year term, all eight nominees proposed by the Board:

Nominee	For	Withheld

Harold R. Logan, Jr.	22,367,798	886,033
John Hoyt Stookey	22,148,867	1,104,964
Jane Swift	22,262,133	991,698
Lawrence C. Caldwell	22,274,600	979,231
Matthew J. Chanin	22,466,706	787,125
Terence J. Connors	22,509,341	744,490
William M. Landuyt	22,506,471	747,360
Michael A. Stivala	22,511,723	742,108

At the Meeting, the Unitholders also approved the following proposals:

The ratification of the appointment of PricewaterhouseCoopers LLP as the Partnership’s independent registered public accounting firm for the Partnership’s 2018 fiscal year:

For	Against	Abstain	Broker Non-Votes
53,681,531	833,391	575,647	-0-

The approval of the Partnership’s 2018 Restricted Unit Plan, authorizing the issuance of up to 1,800,000 Common Units pursuant to awards granted under that Plan:

For	Against	Abstain	Broker Non-Votes
20,360,348	2,214,892	678,591	31,836,738

The approval of an advisory resolution approving executive compensation (commonly referred to as “Say-on-Pay”):

For	Against	Abstain	Broker Non-Votes
20,477,392	2,064,445	711,994	31,836,738

Because the Partnership’s partnership agreement provides for Tri-Annual Meetings of the Unitholders (once every 3 years), no proposal regarding the frequency of Say-on-Pay resolutions was presented to the Unitholders at the Meeting.  The Partnership will, for so long as required by applicable law, include a Say-on-Pay proposal at each Tri-Annual Meeting.

Item 9.01Financial Statements and Exhibits

(d) Exhibits
99.1	Press Release of Suburban Propane Partners, L.P. dated May 16, 2018 setting forth results of voting at Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ PAUL ABEL
	Name:	Paul Abel
	Title:	Senior Vice President, Secretary and General Counsel